UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  March 9, 2011

China Clean Energy Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53773	87-0700927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jiangyin Industrial Zone, Jiangyin Town Fuqing City, Fujian Province People’s Republic of China	350309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 235-0258

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2011, A. Carl Mudd notified China Clean Energy Inc. (the “Company”) of his resignation as a director of the Company, effective on such date.  Mr. Mudd’s resignation was not due to any disagreement with the Company or its management regarding any matter relating to the Company’s operations, policies or practices.

A copy of the Company’s press release discussing the resignation of Mr. Mudd as well as the  resignation of Constantine Konstans on February 28, 2011 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated March 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CLEAN ENERGY INC.

Dated: March 11, 2011	By:	/s/ William Chen
		Name:	William Chen
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 11, 2011.